SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  FORM 8-K/A#1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                January 17, 1997
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                      Modern Medical Modalities Corporation
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             (Exact name of registrant as specified in its charter)


                                   New Jersey
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                 (State or other jurisdiction of incorporation)


         0-23416                                           22-3059258
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(Commission File Number)                       (IRS Employer Identification No.)


95 Madison Avenue, Suite 301, Morristown, N.J.                   07960
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(Address of principal executive offices)                       (Zip Code)


               Registrant's telephone number, including area code
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                                 (201) 538-9955


                                       N/A
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          (Former name of former address, if changed since last report)

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Item 1.  Changes in Control of Registrant

                    N/A

Item 2.  Acquisition of Disposition

                    N/A

Item 3.  Bankruptcy or Receivership

                    N/A

Item 4.  Changes in Registrant's Certifying Accountant

     (a) On January 17, 1997, the Company dismissed DDK & Company LLP, located at 1500 Broadway - 12th Floor, New York, New York 10036. The Company has engaged Weinick, Sanders & Co. LLP, located at 1515 Broadway, New York, New York 10036 as its new certified pubic accountants.

     (b) In connection with the two most recent fiscal years and subsequent interim period preceding DDK & Company LLP's, dismissal there were no disagreements with DDK & Company LLP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure.

     (c) DDK & Company LLP's report on the financial statements for either of the past two years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified.

         (A) The accountant's did not advise the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

         (B) the accountant's did not advise the registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

         (C) the accountant's have not advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by Item 304(a)(1)(iv), that if further investigated may (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements; or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwillingly to rely on management's representations or be associated with the registrants financial statements, and
(2) due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope or its audit or conduct such further investigation; or

         (D)(1) the accountant's have not advised the registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (inducing information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's resignation, dismissal or declination to stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

     (d) The Company has requested that DDK & Company LLP furnish them with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether they agree with the statements made by the Company in response to this item, and if not, stating the respects in which he does not agree.

     (e) The decision to change accountants was recommended and approved by the Board of Directors.

Item 5.  Other Events

                        N/A

Item 6.  Resignation of Registrant's Directors

                        N/A

Item 7.  Financial Statements and Exhibits

     a.  Financial statements of businesses acquired.

                    N/A

     b.  Pro forma financial information.

                    N/A

     c.  Exhibits.

         Attached hereto as Exhibit 16, is a copy of DDK & Company LLP's letter addressed to the Commission stating that they agree with the statements made by the Company.

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                                   SIGNATURES


                                         Modern Medical Modalities Corporation
                                         -------------------------------------
                                         (Registrant)


Date: February 18, 1997                By: /s/ Jan Goldberg
                                           -----------------------------------
                                           Jan Goldberg, Vice-President